UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):November 1, 2024
CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside,	Suite 1100	99201
Spokane,	WA
(Address of principal executive offices)		(Zip Code)
(509) 344-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 1, 2024, Clearwater Paper Corporation (the “Company”) completed the sale of (i) all of the outstanding membership interests of Clearwater Paper Tissue, LLC, a Delaware limited liability company, which indirectly owns and/or leases the Company’s consumer product division facilities located in Las Vegas, Nevada, Elwood, Illinois, and Shelby, North Carolina; and (ii) all of the Company’s right, title and interest in and to certain assets and liabilities of the Company’s consumer product division facility located in Lewiston, Idaho, to Sofidel America Corp. (“Sofidel”) and its wholly owned subsidiary, for approximately $1.06 billion in cash (subject to adjustments for working capital, indebtedness, cash and transaction expenses).

The foregoing description of the sale does not purport to be complete, and is qualified in its entirety by reference to the full text of the Membership Interest Purchase Agreement and the Asset Purchase Agreement entered into between the Company and Sofidel, which were filed as Exhibit 2.1 and Exhibit 2.2, respectively, to the Company’s Current Report on Form 8-K filed on July 22, 2024, and are hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K giving effect to the sale transaction is filed as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

(d) Exhibits:

Exhibit	Description
2.1
Membership Interest Purchase Agreement, dated July 21, 2024, by and between Clearwater Paper Corporation and Sofidel America Corp. Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 22, 2024 and incorporated herein by reference.*

2.2
Asset Purchase Agreement, dated July 21, 2024, by and between Clearwater Paper Corporation and Sofidel America Corp. Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on July 22, 2024 and incorporated herein by reference.*

99.1	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2024 and the Unaudited Pro Forma Condensed Statements of Income for the year ended December 31, 2023, 2022 and 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date : November 1, 2024
CLEARWATER PAPER CORPORATION

By:	/s/ REBECCA A. BARCKLEY
Rebecca A. Barckley, Vice President, Corporate Controller (Principal Accounting Officer)